Dreyfus
Variable
Investment Fund,
Small Cap Portfolio
Annual Report

December 31, 1997

Dreyfus Variable Investment Fund, Small Cap Portfolio
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this annual report for the Dreyfus Variable Investment Fund -- Small Cap Portfolio, for the year ended December 31, 1997. In a 12-month period that saw a strong upsurge in small capitalization stocks, followed by a strong downturn, your Portfolio produced a total return of 16.75%.* This compares with a total return of 22.36%** for our benchmark, the Russell 2000 Index.

Economic Review

   In 1997, the U.S. economy put in its best growth performance of this business cycle to date. In tandem, the labor market tightened markedly, marginally boosting wage inflation towards year end. Yet price inflation decelerated and bond yields fell. Although corporate profit growth was robust for much of the year, strains began to appear in the second half in some sectors. The Federal Reserve Board (the "Fed") tightened credit early in the year, then subsequently stayed on hold, torn between strong economic reports at home and worsening financial crises overseas. While the problems overseas may slow the U.S. economy somewhat in 1998, incoming evidence indicates little adverse impact on economic activity to date.

   Real Gross Domestic Product ("GDP") grew 3.8% in 1997, its best annual growth since 1988. Almost all the major sectors contributed to growth. Households enjoyed rising real incomes as wage increases outpaced price inflation. Moderate interest rates buoyed housing demand. Tightening factory capacity boosted capital spending, and until late in the year, steady foreign growth kept exports robust. That all these sectors grew simultaneously in a late phase of the business cycle was unusual. The year 1997 also saw a dramatic narrowing of the Federal budget deficit. It is likely that the associated drop in Federal borrowing boosted the supply of credit available to the private sector.

   As mentioned, overall corporate profit growth rebounded in 1997, after slowing in 1996. Profits from domestic sources generally did well. However, profits from international sources began to show strains in the second half, impacted by the rising dollar and by financial stresses overseas. More recently, profits at some companies have been slowed by price weakness.

   Economic data this winter show the economy still quite strong, although some leading statistics have begun to signal somewhat slower economic growth for 1998. First, recently slowing export orders and rising import orders imply a widening trade deficit. Second, the number of announced layoffs has begun to rise, indicating some future easing of labor market pressures. Once these leading indicators actually show up in a slowing of the economy, market expectations may shift to anticipate the possibility of a move by the Federal Reserve to ease credit. At the start of 1998, there was uncertainty about both the severity of Asian stresses and their impact on the U.S. economy.

Market Overview

   By virtually every measurement, 1997 was a historically favorable year for stocks. The 12-month gains, despite setbacks along the way, were impressive. However, the year ended on a note of uncertainty with no assurance that the gains of 1997 could be repeated in 1998.

   Index figures (price changes only, without including income) tell the story:
For the 12 months ended December 31, 1997, the Dow Jones Industrial Average
(DJIA) rose by 22.64%, the broader Standard & Poor's 500 Composite Stock Price Index was up 31.01%, the Nasdaq Composite up 21.64% and the Russell 2000, representing small capitalization stocks, gained 20.52%.

   The economic background, at least until October when Asia's troubles surfaced, was clearly favorable. So much so that economic commentators talked of the "Goldilocks economy" -- not too hot and not too cold. Unemployment was low, industrial production and other output measures continued to grow, yet price and wage inflation were not problems. By the end of the year, there was even talk that the next economic problem might be a touch of deflation.

   The market began the year by rebounding from earlier weakness. The signs in the market and the economy were so bullish that Fed Chairman Alan Greenspan warned against "irrational exuberance," then followed that up on March 25 with an increase in short-term interest rates. That cooled off the stock market temporarily, but not for long. By early August, major stock market averages reached all-time record highs.

   As summer turned into autumn, however, doubts began to appear. There were worries about the profit outlook and worries that inflation might resume. The biggest negative influences, however, were the financial setbacks in Asia, starting with Thailand, Malaysia, the Philippines, Hong Kong and Indonesia, then spreading to South Korea and Japan. This raised questions for American investors about how our export orders might be affected, how the profits of U.S. multinationals would fare, and whether devaluation of Asian currencies would cause a flood of cheaper imported goods into the U.S.

   In view of these unsettling questions, it was impressive that the damage to U.S. stocks by year-end was comparatively limited. On October 27, the DJIA sank to 7161.15, a one-day loss of 7.18%, the worst since the big market sinking spell of ten years earlier. Yet by the end of the year, the Dow had bounced back to 7908.25, with other major indexes and averages following suit.

   For much of the year, large capitalization companies were in favor, though small caps staged an impressive rally in midyear. Among the best-performing industry groups were banks and other financial stocks, broadcasting, advertising, airlines, home construction and trucking. Consumer software, precious metals (particularly gold) and heavy industrial materials were among the laggards.

   During the year, mergers and acquisitions were the driving force for some key stocks, particularly in the communications, finance and broadcasting industries. The merger pace was such that it seemed likely to carry over into 1998.

   The boom of 1997 gave rise to such terms as "new era" and "new paradigm" to describe the phenomenon of a stock market making new highs for three years in a row. Yet the clouds that appeared on the horizon late in the year place the burden of proof for 1998 on the "new era" advocates.

Portfolio Focus

   The year 1997 was the third in a row in which the small cap stocks of the Russell 2000 Index underperformed the more popular Standard & Poor's 500 Composite Stock Price Index, which returned 33.35% in 1997. Small capitalization stocks dramatically outperformed the S&P 500 for a period last year, when investors recognized that these younger companies possessed superior profit growth vis-a-vis larger cap stocks, and that they would feel less of an impact from a stronger U.S. dollar than multinational companies that derive a greater percentage of their sales from overseas. Unfortunately, the Asian crisis intervened, which caused investors to become more risk averse and concerned about the illiquidity of small cap stocks. We remain optimistic about small caps, however, because we anticipate that the market will ultimately be disappointed by the impact that the Asian crisis will have on the earnings of the large multinationals.

   The Portfolio lagged its Russell benchmark, which was largely attributable to its utility and technology weightings. The utility sector had been one of the worst performing groups of the Russell Index until the fourth quarter, when it emerged as the top performer. The Portfolio had been deliberately underexposed to the group until the last quarter when it reversed its position, albeit belatedly. On the other hand, Technology was the worst performing segment of the index, but we remained overweighted for much of the year. Many technology stocks suffered sizable losses during 1997, particularly late in the year, as concerns over Asia came to the fore. Given the heavy weighting of Technology in the Russell Index, this had a particularly negative impact on the Portfolio. We remain committed to technology as a long-term investment theme and believe that innovative technology companies will continue to be the staples of future economic growth.

   A benign interest rate scenario combined with rapid industry consolidation propelled the financial services sector to become the largest contributor to your Portfolio's performance for the year. Executive Risk, an underwriter of liability insurance, was the biggest winner in this category, followed by Dime Bancorp, the holding company for the Dime Savings Bank of New York, which has been a successful turnaround story. The third best financial stock was Western National, which was finally acquired in totality by American General. Rounding out the winner's circle was Enhance Financial Services Group, a provider of financial guaranty insurance, that was a top performer for a second year in a row. Our stock selection in this segment was such that there were no losing positions.

   The capital goods segment continued to be the beneficiary of strong domestic economic growth and takeover activity, and we remained overweight in this sector all year. Valve manufacturer Keystone International was acquired by industrial conglomerate Tyco International at a substantial premium in September. Titan International, a manufacturer of agricultural and industrial tires and wheels, was a notable underperformer in 1996. In 1997, however, the company saw its price benefit from the repurchase of its own stock and introduction of its revolutionary new tire. For the benefit of new shareholders, a major theme of the Portfolio for over two years has been riding the commercial aerospace cycle. This strategy continues to pay dividends with its positions in, among others, Thiokol Corp. and Rohr, Inc. For example, B.F. Goodrich has agreed to acquire Rohr, Inc. in September. Underperformers in this segment were UNOVA, the industrial spin-off from Western Atlas, and Manitowoc Inc. Ice machine and crane manufacturer Manitowoc, Inc., which was one of our winners last year, underperformed when concerns that the Asian crisis would create a more competitive environment for its crane operation surfaced.

   In last year's letter, we mentioned our interest in increasing our exposure to health care. This proved to be a profitable endeavor for the Portfolio even though this was one of the Russell's poorer performing groups. In fact, health care stocks were one of our top contributors to your Portfolio's performance in 1997. The winner was Sepracor, where investors recognized the company's expertise in developing improved versions of existing drugs. Sofamor Danek Group appreciated on the merits of its strong earnings growth resulting from its dominant global position in spinal implants. Hospital management company Universal Health Services, Cl. B. was a top performer for the second year in a row. Physio-Control International, a designer of emergency care products, stumbled after having been the second best performing health care stock last year. Two stocks that we mistimed were ADAC Laboratories and Healthcare Compare.

   The energy sector has lubricated the Portfolio for a second year in a row. The best individual stock in your Portfolio, by far, was Halter Marine Group, which has capitalized on the rising demand for construction of oilfield service vessels. Another gusher in this sector was Global Industries, which in fact was the best performing stock in the Portfolio the previous year. American Oilfield Divers' stock rose on the increased visibility afforded its offshore diving and support services. On the minus side, the initial public offering of Bayard Drilling Technologies was our biggest disappointment. Ocean Energy, which had been a terrific stock in 1996 and for most of last year, has underperformed as a result of weakening oil and gas prices and its announced merger with United Meridian Corp. We support the merger but management has indicated that patience may be needed near-term. Finally, we remain overweighted in the energy sector for the third year in a row. We believe that the Asian crisis will not derail the strong fundamentals that we believe will propel this sector to the next millennium.

   The consumer sector has had some notable successes, although our selections did not outperform their peer group. Kohl's is a rapidly growing Midwest middle-market department store that produced a good return for your Fund.

Consolidated Stores is the East Coast's leading participant in the highly profitable closeout retailing category. Outdoor Systems, a leading major market billboard company, saw its share price appreciate smartly as it consolidates the outdoor advertising business. Book publisher Scholastic was a disappointment as its Goosebumps children's series was not well received in the marketplace. Finally, classic clothing retailer Talbots has not been able to effect an earnings turnaround despite its strong franchise. Our management style is to prune our losers, and if Talbots' new management doesn't improve the situation over the next two quarters, we anticipate eliminating this holding from the Portfolio.

   We have some long-standing investments in the materials and processing sector that continue to work well. A top performer last year, Crompton & Knowles was again a winner, and it was joined this year by two other specialty chemical companies, Cambrex and OM Group. Disappointments included the fast-growing but marginally profitable industrial distributor Strategic Distribution, and the cyclically depressed polypropylene packaging manufacturer Applied Extrusion Technologies.

   The last 18 months have not been kind to small cap technology. The technology sector was the worst performer in 1997 for the Russell Index, and we remain underweighted going into 1998. Having said this, there are some notable success stories. Aspect Telecommunications, a provider of component and supplier management solutions to manufacturers, was the best performing technology stock in the Portfolio. Other fortuitous endeavors included Novellus Systems, a supplier of capital equipment to the semiconductor industry, and Networks Associates, a software concern created by the merger of McAfee Associates (one of our top performers in 1996) and Network General. On the negative side, the stocks of embedded software supplier Rational Software and corporate reseller Vanstar, one of our winners in 1996, had earnings disappointments. Finally, concerns over order cancellations affected Etec Systems, another supplier of semiconductor equipment.

   It is incumbent upon us as we enter 1998 to be somewhat skeptical. It has escaped neither us nor our shareholders that the stock market has just completed three record-setting years. Selectivity and sticking to our time-tested money management disciplines will be critical in 1998. In this environment, we want to assure you that we believe we have the people and the processes in place to continue to generate competitive returns in the coming year.

                                       Sincerely,


                     Hilary R. Woods                   Paul Kandel
                     Portfolio Manager                 Portfolio Manager

January 20, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable insurance contracts, which will reduce returns.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.

Dreyfus Variable Investment Fund, Small Cap Portfolio         December 31, 1997
-------------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE
        INVESTMENT FUND, SMALL CAP PORTFOLIO AND THE RUSSELL 2000 INDEX

Dollars                                [GRAPH]
                                                        $145,074
                                                        Dreyfus Variable
                                                        Investment Fund,
                                                        Small Cap Portfolio

                                                        $35,392
                                                        Russell 2000 Index*

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
------------------------------------------------------------------------------
  One Year Ended           Five Years Ended         From Inception (8/31/90)
 December 31, 1997         December 31, 1997          to December 31, 1997
 -----------------         -----------------        ------------------------
       16.75%                    26.14%                      43.96%

-------------------
Past performance is not predictive of future performance.

The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Small Cap Portfolio on 8/31/90 (Inception Date) to a $10,000 investment made in the Russell 2000 Index on that date. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


Dreyfus Variable Investment Fund, Small Cap Portfolio
------------------------------------------------------------------------------
Statement of Investments                                                                           December 31, 1997

Common Stocks--92.8%                                                                         Shares                 Value
-------------------------------------------------------------------------------           ------------          --------------
      Commercial Services--4.6%  Outdoor Systems............................(a)                550,000          $   21,106,250
                                 Profit Recovery Group International........(a)                356,000               6,319,000
                                 Reynolds & Reynolds, Cl. A....................                700,000              12,906,250
                                 Strategic Distribution.....................(a)                970,000               4,365,000
                                 United Stationers..........................(a)                300,000              14,437,500
                                                                                                                --------------
                                                                                                                    59,134,000
                                                                                                                --------------

        Consumer Durables--1.9%  Mohawk Industries..........................(a)                585,000              12,833,437
                                 Sola International.........................(a)                370,000              12,025,000
                                                                                                                --------------
                                                                                                                    24,858,437
                                                                                                                --------------

    Consumer Non-Durables--4.3%  Bush Boake Allen...........................(a)                300,000               7,856,250
                                 Fresh Del Monte Produce....................(a)                825,000              12,065,625
                                 Nautica Enterprises........................(a)                450,000              10,462,500
                                 Tommy Hilfiger.............................(a)                300,000              10,537,500
                                 Warnaco Group, Cl. A..........................                425,000              13,334,375
                                                                                                                --------------
                                                                                                                    54,256,250
                                                                                                                --------------

        Consumer Services--6.1%  CKE Restaurants...............................                335,000              14,111,875
                                 Cracker Barrel Old Country Store..............                415,000              13,850,625
                                 Meredith......................................                440,000              15,702,500
                                 Signature Resorts..........................(a)                510,000              11,156,250
                                 Sun International Hotels...................(a)                385,000              14,485,625
                                 TCA Cable TV..................................                175,000               8,050,000
                                                                                                                --------------
                                                                                                                    77,356,875
                                                                                                                --------------

    Electronic Technology--6.7%  Aspect Telecommunications..................(a)                575,000              12,003,125
                                 FORE Systems...............................(a)                700,000              10,675,000
                                 Hypercom...................................(a)                601,000               8,489,125
                                 Newport News Shipbuilding.....................                550,000              13,990,625
                                 Sanmina....................................(a)                120,000               8,130,000
                                 Thermedics....................................                350,000               5,731,250
                                 Thiokol.......................................                215,000              17,468,750
                                 Watkins-Johnson...............................                350,000               9,078,125
                                                                                                                --------------
                                                                                                                    85,566,000
                                                                                                                --------------

          Energy Minerals--2.8%  Bayard Drilling Technologies...............(a)                700,000             11,375,000
                                 Meridian Resource..........................(a)                999,520              9,557,910
                                 Ocean Energy...............................(a)                289,700             14,285,831
                                                                                                                -------------
                                                                                                                   35,218,741
                                                                                                                -------------

                 Finance--23.3%  Amerin.....................................(a)                570,000             15,960,000
                                 ARM Financial Group, Cl. A....................                208,900              5,509,738
                                 Bank United, Cl. A............................                 14,500                709,594
                                 Berkley (W.R.)................................                375,000             16,453,125
                                 Capital Re....................................                253,500             15,732,844
                                 CapMAC Holdings...............................                200,000              6,950,000



Dreyfus Variable Investment Fund, Small Cap Portfolio
------------------------------------------------------------------------------
Statement of Investments (continued)                                                              December 31, 1997

Common Stocks (continued)                                                                    Shares                 Value
-------------------------------------------------------------------------------           ------------          --------------

           Finance (continued)   Charter One Financial.........................                231,000          $   14,581,875
                                 D & N Financial...............................                253,550               6,719,075
                                 Dime Bancorp..................................                600,000              18,150,000
                                 Duff & Phelps Credit Rating................(b)                280,000              11,375,000
                                 Enhance Financial Services Group..............                300,000              17,850,000
                                 Everest Reinsurance Holdings..................                460,400              18,991,500
                                 Executive Risk................................                314,400              21,949,050
                                 FBL Financial Group, Cl. A....................                325,000              13,040,625
                                 Frontier Insurance Group......................                580,000              13,267,500
                                 LaSalle Re Holdings...........................                180,000               6,367,500
                                 Legg Mason....................................                265,000              14,823,438
                                 Liberty Financial.............................                338,000              12,759,500
                                 Money Store...................................                300,000               6,300,000
                                 Ohio Casualty.................................                220,000               9,817,500
                                 Reliance Group Holdings.......................              1,150,000              16,243,750
                                 Terra Nova (Bermuda) Holdings, Cl. A..........                553,000              14,516,250
                                 Western National..............................                629,800              18,657,825
                                                                                                                --------------
                                                                                                                   296,725,689
                                                                                                                --------------

          Health Services--3.7%  Beverly Enterprises........................(a)              1,175,000              15,275,000
                                 IDX Systems................................(a)                385,000              14,245,000
                                 PharMerica.................................(a)                420,967               4,367,533
                                 Universal Health Services, Cl. B...........(a)                270,000              13,601,250
                                                                                                                --------------
                                                                                                                    47,488,783
                                                                                                                --------------

        Health Technology--5.4%  Gilead Sciences............................(a)                375,000              14,343,750
                                 Mentor........................................                338,000              12,337,000
                                 Pharmacyclics............................(a,b)                550,000              14,093,750
                                 Physio-Control International...............(a)                400,000               6,350,000
                                 Sofamor Danek Group........................(a)                145,000               9,434,062
                                 Varian Associates.............................                234,700              11,867,019
                                                                                                                --------------
                                                                                                                    68,425,581
                                                                                                                --------------

      Industrial Services--4.0%  Culligan Water Technologies................(a)                250,000              12,562,500
                                 Global Industries..........................(a)              1,250,000              21,250,000
                                 IMCO Recycling................................                325,000               5,220,313
                                 Superior Energy Services...................(a)              1,200,000              12,150,000
                                                                                                                --------------
                                                                                                                    51,182,813
                                                                                                                --------------

       Non-Energy Minerals--.5%  Minerals Technologies.........................                150,000               6,815,625
                                                                                                                --------------

       Process Industries--5.5%  Albany International, Cl. A...................                470,000              10,810,000
                                 Applied Extrusion Technologies.............(a)                210,000               1,417,500
                                 Bemis ........................................                330,000              14,540,625
                                 Cambrex.......................................                274,300              12,617,800
                                 Crompton & Knowles............................                650,000              17,225,000



Dreyfus Variable Investment Fund, Small Cap Portfolio
------------------------------------------------------------------------------
Statement of Investments (continued)                                                           December 31, 1997

Common Stocks (continued)                                                                    Shares                 Value
-------------------------------------------------------------------------------           ------------          --------------
Process Industries (continued)   Goodrich (B.F.)...............................                 47,500          $    1,968,281
                                 OM Group......................................                320,000              11,720,000
                                                                                                                --------------
                                                                                                                    70,299,206
                                                                                                                --------------

  Producer Manufacturing--10.6%  Avondale Industries........................(a)                347,500              10,316,406
                                 Coltec Industries..........................(a)                600,000              13,912,500
                                 Crane.........................................                300,000              13,012,500
                                 Halter Marine Group........................(a)                750,000              21,656,250
                                 Harsco........................................                325,000              14,015,625
                                 MagneTek...................................(a)                730,000              14,235,000
                                 Reliance Steel & Aluminum.....................                425,000              12,643,750
                                 Titan International...........................                660,000              13,241,250
                                 UNOVA......................................(a)                750,000              12,328,125
                                 Wyman-Gordon...............................(a)                500,000               9,812,500
                                                                                                                --------------
                                                                                                                   135,173,906
                                                                                                                --------------

             Retail Trade--4.6%  Bed Bath & Beyond..........................(a)                395,000              15,207,500
                                 Consolidated Stores........................(a)                255,000              11,204,063
                                 Proffitts..................................(a)                400,000              11,375,000
                                 Talbots.......................................                335,000               6,071,875
                                 Tiffany.......................................                400,000              14,425,000
                                                                                                                --------------
                                                                                                                    58,283,438
                                                                                                                --------------

      Technology Services--5.8%  Aspect Development.........................(a)                250,000              13,000,000
                                 Check Point Software Technologies..........(a)                250,000              10,187,500
                                 Learning Tree International................(a)                412,500              11,910,938
                                 Networks Associates........................(a)                151,700               8,021,137
                                 Pegasystems................................(a)                425,000               8,579,687
                                 VIASOFT....................................(a)                325,000              13,731,250
                                 Xylan......................................(a)                560,000               8,470,000
                                                                                                                --------------
                                                                                                                    73,900,512
                                                                                                                --------------

           Transportation--2.6%  CNF Transportation............................                290,000              11,128,750
                                 Expeditors International, Washington..........                420,000              16,170,000
                                 Wisconsin Central Transportation...........(a)                258,700               6,047,112
                                                                                                                --------------
                                                                                                                    33,345,862
                                                                                                                --------------

                 Utilities--.4%  Calpine....................................(a)                326,000               4,849,250
                                                                                                                --------------
                                 TOTAL COMMON STOCKS
                                    (cost $943,514,551)........................                                 $1,182,880,968
                                                                                                                ==============



Dreyfus Variable Investment Fund, Small Cap Portfolio
------------------------------------------------------------------------------
Statement of Investments (continued)                                                           December 31, 1997

                                                                                           Principal
Short-Term Investments--7.3%                                                                 Amount                 Value
-------------------------------------------------------------------------------           ------------          --------------

          U.S. Treasury Bills:   4.89%, 1/2/1998...............................            $ 6,754,000          $    6,753,797
                                 4.94%, 1/8/1998...............................              9,338,000               9,331,557
                                 5.12%, 1/22/1998..............................             71,605,000              71,394,481
                                 5.18%, 2/5/1998...............................              1,425,000               1,418,032
                                 5.25%, 2/26/1998..............................                741,000                 735,272
                                 5.20%, 3/5/1998...............................                 60,000                  59,459
                                 5.23%, 3/12/1998..............................                672,000                 665,300
                                 5.17%, 3/19/1998..............................                667,000                 659,630
                                 5.11%, 4/2/1998...............................              1,722,000               1,699,339
                                                                                                                --------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                   (cost $92,709,785)..........................                                 $   92,716,867
                                                                                                                ==============

TOTAL INVESTMENTS (cost $1,036,224,336)........................................                 100.1%          $1,275,597,835
                                                                                                ======          ==============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                   (.1%)         $   (1,305,983)
                                                                                                ======          ==============
NET ASSETS.....................................................................                 100.0%          $1,274,291,852
                                                                                                ======          ==============

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Non-income producing.
(b) Investments in non-controlled affiliates (cost $16,874,758)--see Note 2(d).



                       See notes to financial statements.


Dreyfus Variable Investment Fund, Small Cap Portfolio
------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                             December 31, 1997

                                                                                           Cost                     Value
                                                                                      --------------           ---------------
ASSETS:                       Investments in securities--See Statement of
                                 Investments...................................       $1,036,224,336            $1,275,597,835
                              Cash.............................................                                      1,354,265
                              Receivable for investment securities sold........                                     13,559,658
                              Dividends and interest receivable................                                        615,527
                              Prepaid expenses.................................                                          2,696
                                                                                                                --------------
                                                                                                                 1,291,129,981
                                                                                                                --------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                        805,597
                              Payable for investment securities purchased......                                     15,921,335
                              Accrued expenses.................................                                        111,197
                                                                                                                --------------
                                                                                                                    16,838,129
                                                                                                                --------------

NET ASSETS.....................................................................                                 $1,274,291,852
                                                                                                                ==============

REPRESENTED BY:               Paid-in capital..................................                                 $1,011,462,114
                              Accumulated undistributed investment income--net..                                         6,445
                              Accumulated net realized gain (loss) on investments                                   23,449,794
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 5..........................                                   239,373,499
                                                                                                                --------------
NET ASSETS.....................................................................                                 $1,274,291,852
                                                                                                                ==============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                     22,301,238

NET ASSET VALUE, offering and redemption price per share.......................                                         $57.14
                                                                                                                        ======


                       See notes to financial statements.


Dreyfus Variable Investment Fund, Small Cap Portfolio
------------------------------------------------------------------------------
Statement of Operations                                                                  Year Ended December 31, 1997

INVESTMENT INCOME


INCOME:                       Cash dividends (net of $20,250 foreign taxes
                                withheld at source):
                                   Unaffiliated issuers..................                  $ 6,074,126
                                   Affiliated issuers....................                       37,200        $  6,111,326
                                                                                           -----------
                              Interest...................................                                        3,876,843
                                                                                                              ------------
                                Total Income.............................                                        9,988,169


EXPENSES:                     Investment advisory fee--Note 4(a).........                    8,317,539
                              Custodian fees--Note 4(a)..................                       88,450
                              Professional fees..........................                       86,254
                              Registration fees..........................                       63,970
                              Prospectus and shareholders' reports.......                       25,370
                              Trustees' fees and expenses--Note 4(b).....                       25,033
                              Loan commitment fees--Note 3...............                       10,020
                              Shareholder servicing costs................                        1,731
                              Miscellaneous..............................                       11,356
                                                                                           -----------
                                Total Expenses...........................                                        8,629,723
                                                                                                              ------------

INVESTMENT INCOME--NET...................................................                                        1,358,446
                                                                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
                              Net realized gain (loss) on investments:
                                   Unaffiliated issuers..................                  $93,579,858
                                   Affiliated issuers....................                    2,798,433
                                                                                           -----------
                                   Net Realized Gain (Loss)..............                                       96,378,291
                              Net unrealized appreciation (depreciation)
                                on investments:
                                   Unaffiliated issuers..................                   66,956,089
                                   Affiliated issuers....................                    5,344,507          72,300,596
                                                                                           -----------        ------------

NET REALIZED ANDUNREALIZED GAIN (LOSS) ON INVESTMENTS....................                                      168,678,887
                                                                                                              ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $170,037,333
                                                                                                              ============

                       See notes to financial statements.

Dreyfus Variable Investment Fund, Small Cap Portfolio
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                       Year Ended          Year Ended
                                                                                   December 31, 1997    December 31, 1996
                                                                                   -----------------    -----------------
OPERATIONS:
   Investment income--net..................................................         $    1,358,446        $  1,823,454
   Net realized gain (loss) on investments.................................             96,378,291          23,020,534
   Net unrealized appreciation (depreciation) on investments...............             72,300,596          90,570,362
                                                                                    --------------        ------------

      Net Increase (Decrease) in Net Assets Resulting from Operations......            170,037,333         115,414,350
                                                                                    --------------        ------------

DIVIDENDS TO SHAREHOLDERS:
   From investment income--net.............................................             (1,354,282)         (1,788,041)
   From net realized gain on investments...................................            (71,603,959)        (26,714,785)
   In excess of net realized gain on investments...........................               --                (1,324,538)
                                                                                    --------------        ------------

      Total Dividends......................................................            (72,958,241)        (29,827,364)
                                                                                    --------------        ------------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold...........................................            203,123,864         340,648,904
   Dividends reinvested....................................................             72,958,241          29,827,364
   Cost of shares redeemed.................................................            (59,234,781)        (38,978,982)
                                                                                    --------------        ------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions          216,847,324         331,497,286
                                                                                    --------------        ------------

         Total Increase (Decrease) in Net Assets...........................            313,926,416         417,084,272

NET ASSETS:
   Beginning of Period.....................................................            960,365,436         543,281,164
                                                                                    --------------        ------------
   End of Period...........................................................         $1,274,291,852        $960,365,436
                                                                                    ==============        ============

Undistributed investment income--net.......................................         $        6,445        $      2,281
                                                                                    --------------        ------------
                                                                                        Shares              Shares
                                                                                    --------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold.............................................................              3,591,846           6,864,837
   Shares issued for dividends reinvested..................................              1,337,947             578,551
   Shares redeemed.........................................................             (1,069,993)           (780,273)
                                                                                    --------------        ------------
         Net Increase (Decrease) in Shares Outstanding.....................              3,859,800           6,663,115
                                                                                    ==============        ============

                       See notes to financial statements.

Dreyfus Variable Investment Fund, Small Cap Portfolio
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                                           Year Ended December 31,
                                                           ------------------------------------------------------
PER SHARE DATA:                                             1997       1996        1995        1994        1993
                                                           ------      ------      ------      ------      ------
   Net asset value, beginning of period..............      $52.08      $46.13      $36.52      $34.45      $22.71
                                                           ------      ------      ------      ------      ------
   Investment Operations:
   Investment income--net.............................        .07         .10         .16         .17         .14
   Net realized and unrealized gain (loss) on
      investments....................................        8.49        7.53       10.54        2.50       14.93
                                                           ------      ------      ------      ------      ------
   Total from Investment Operations..................        8.56        7.63       10.70        2.67       15.07
                                                           ------      ------      ------      ------      ------

   Distributions:
   Dividends from investment income--net..............       (.07)       (.10)       (.18)       (.16)       (.14)
   Dividends in excess of investment income--net......       --          --          --          --          (.01)
   Dividends from net realized gain on investments...       (3.43)      (1.51)       (.91)       (.33)      (3.18)
   Dividends in excess of net realized gain on
      investments....................................        --          (.07)       --          (.11)       --
                                                           ------      ------      ------      ------      ------
   Total Distributions...............................       (3.50)      (1.68)      (1.09)       (.60)      (3.33)
                                                           ------      ------      ------      ------      ------
   Net asset value, end of period....................      $57.14      $52.08      $46.13      $36.52      $34.45
                                                           ======      ======      ======      ======      ======

TOTAL INVESTMENT RETURN..............................       16.75%      16.60%      29.38%       7.75%      68.31%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........         .78%        .79%        .83%        .55%        .25%
   Ratio of net investment income to average
      net assets.....................................         .12%        .24%        .54%       1.18%        .89%
   Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation.        --          --          --           .52%       1.79%
   Portfolio Turnover Rate...........................       79.00%      89.10%      99.02%     106.00%     244.59%
   Average commission rate paid*.....................      $.0657     $.0571         --          --          --
   Net Assets, end of period (000's Omitted).........  $1,274,292   $960,365     $543,281    $173,215     $18,337

------------
* For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

Dreyfus Variable Investment Fund, Small Cap Portfolio
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Small Cap Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to maximize capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.

   The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.

   An order was also issued by the Court on January 28, 1994 approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.

   In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.

   The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

Dreyfus Variable Investment Fund, Small Cap Portfolio
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Significant Accounting Policies:

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (d) Affiliated issuers: Issuers in which the Series held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended December 31, 1997:

                                                        Shares
                                   ----------------------------------------------
                                   Beginning                              End of     Dividend        Market
   Name of Issuer                  of period    Purchases     Sales       Period      Income         Value
   --------------                  ---------    --------      -----      --------    --------     ----------
   American Oilfield Divers           --         578,000     578,000        --          --            --
   Duff & Phelps Credit Rating      340,000        --         60,000      280,000     $37,200     $11,375,000
   Meridian Resources*              678,000      321,520       --         999,520       --          9,557,910
   Pharmacyclics                      --         550,000       --         550,000       --         14,093,750

   *No longer an affiliated issuer at December 31, 1997.

   (e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

Dreyfus Variable Investment Fund, Small Cap Portfolio
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (f) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 3--Bank Line of Credit:

   The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Series did not borrow under the Facility.

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:

   (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

   The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. During the period ended December 31, 1997, the Series was charged $156 pursuant to the transfer agency agreement.

   The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended December 31, 1997, the Series was charged $88,450 pursuant to the custody agreement.

   (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--Securities Transactions:

   The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1997:
                                              Purchases             Sales
                                            ------------         ------------
   Unaffiliated issuers...............      $908,968,359         $801,598,041
   Affiliated issuers.................        21,635,410           10,341,555
                                            ------------         ------------
      Total...........................      $930,603,769         $811,939,596
                                            ============         ============

   At December 31, 1997, accumulated net unrealized appreciation on investments was $239,373,499, consisting of $281,831,675 gross unrealized appreciation and $42,458,176 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund, Small Cap Portfolio
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, Small Cap Portfolio

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Small Cap Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Small Cap Portfolio at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                             ERNST & YOUNG LLP
New York, New York
February 5, 1998

Dreyfus Variable Investment Fund, Small Cap Portfolio
------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For Federal tax purposes the Series hereby designates $3.43 per share as a long-term capital gain distribution (of which 56.85% is subject to the 20% maximum Federal tax rate) of the $3.495 per share paid on December 26, 1997.

   Additionally, the Series designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 1997 as qualifying for the corporate dividends received deduction.

[LOGO]

Dreyfus Variable Investment Fund,
Small Cap Portfolio
200 Park Avenue
New York, NY 10166


Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166


Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258


Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                     121AR9712